UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 Form 8-K

                              CURRENT REPORT

PURSUANT  TO SECTION 13 OR 15(D) OF THE SECURITIES  EXCHANGE
ACT OF 1934


Date  of  Report (Date of earliest event reported) March  2, 1998


SYSTEMS COMMUNICATIONS, INC.
----------------------------------------------------------------------
(Exact name of Registrant as specified in its charter)


FLORIDA                             000-26668            65-0036344
----------------------------------------------------------------------
(State or other jurisdiction        (Commission      (I.R.S Employer
of incorporation or organization)    file Number)   Identification No.)


4707 140th Avenue North, Suite 107, Clearwater, Florida   33762
----------------------------------------------------------------------
(Address of principal executive offices)                (ZIP Code)


Registrant's telephone number, including area code (813)530-4800

                         SYSTEMS COMMUNICATIONS, INC.


Item 5. Other Events

Effective  March  2,  1998,  the Company  and  Timboon  Ltd.
entered into a Settlement Agreement and Release (the "Settlement Agreement") in settlement of all claims brought against each other in connection with the Company's $1,200,000 4% convertible debentures due October 1, 1998 (the "Debentures"). Pursuant to the Settlement Agreement, the Company is required to pay Timboon, Ltd. $1,200,000, in cash, or by the liquidation by Timboon, Ltd. of shares of the Company's common stock into which the Debentures are convertible. The Company has designated 4,000,000 shares of its common stock, to be held in escrow, for liquidation by Timboon, Ltd. pursuant to the terms of an escrow agreement (the "Escrow Agreement"). The terms of the Escrow Agreement generally provide that Timboon, Ltd. may liquidate during each four-week period ("Trading Period")(i)up to 50% of the aggregate trading volume of the Company's common stock on the NASDAQ Bulletin Board and such other trading market on which the Company's common stock may be publicly traded for the prior four-week period at no less than the "bid" price, or for the first eight weeks of trading by Timboon, Ltd. under the Escrow Agreement up to 37.5% of the trading volume for the previous four-week period at no less than the "bid" price, provided a minimum "bid" price of $0.31 per share, or greater, is maintained or (ii) up to 200,000 shares of the Company's common stock during any Trading Period at or above the average of the "bid" and "ask" price. In either case, the liquidation of shares of the Company's common stock by Timboon, Ltd. is not to exceed $200,000 of net proceeds in the aggregate during any Trading Period.

The Escrow Agreement also provides that when Timboon, Ltd. receives cumulative net proceeds of $1,200,000, the escrow agent is to return all remaining shares held in escrow to the Company or, in the event Timboon Ltd. receives cumulative net proceeds of $1,200,000 from the liquidation of 600,000 shares, or less, then the escrow agent is to return all remaining shares, less 100,000 shares which are to be retained by Timboon, Ltd.

In connection with the Settlement Agreement, Timboon, Ltd. executed a Revocable Proxy on behalf of itself and its principals and affiliates granting the Company's Board of Directors, ex-efficio, the right to vote the escrow shares for any matters on which the shareholders may vote at any annual or special meeting of stockholders. The proxy is revocable only upon the event of a default under the Settlement Agreement.

Item 7. Financial Statements and Exhibits

(c)Exhibits

(4)16.    Form of Settlement Agreement dated as of March 2,
          1998 between the Company and Timboon, Ltd., including Joint Escrow Instructions and Revocable
          Proxy.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SYSTEMS  COMMUNICATIONS, INC.           Date: March 10, 1998


By   /s/ James T. Kowalczyk
-------------------------------------
      James T. Kowalczyk
      President, Principal Executive Officer
      and Director

By   /s/ Edwin B. Salmon, Jr.
-------------------------------------
      Edwin B. Salmon, Jr
     Principal Accounting Officer and Director

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INDEX TO EXHIBITS

EXHIBIT
NUMBER       DESCRIPTION OF EXHIBITS
--------     -----------------------
(4)16.    Form of Settlement Agreement dated as of March 2,
          1998 between the Company and Timboon, Ltd., including Joint Escrow Instructions and Revocable
          Proxy.